UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

TRILLIANT EXPLORATION CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-138332	20-0936313
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Third Ave
#645
New York, New York 10150
(Address of Principal Executive Offices)

(212) 203-3010
(Registrant’s telephone number, including area code)

545 Eighth Ave
Suite 401
New York, New York 10018
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements

On September 30, 2013, Trilliant Exploration Corp’s (the “Company”) conclusively determined that the Company’s previously issued unaudited financial statements for the year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K and the unaudited financial statements for the quarterly periods ended March 31, June 30 and September 30, 2012, included in the Company’s Quarterly Reports on Form 10-Q (the “Previously Issued Financial Statements”) filed with the United States Securities and Exchange Commission (the “SEC”) contain certain errors that materially impact the Previously Issued Financial Statements. Accordingly, these Previously Issued Financial Statements and related financial information should no longer be relied upon.

During the year ended December 31, 2012, the Company accounted for shares of its common stock issued to third parties as services rendered and payment of a deposit to acquire an asset. The Company determined the shares of common stock while issued, were held by the Company’s sole officer and Director and not issued to the third parties. In addition, during the year ended December 31, 2012 the Company issued and disbursed shares to a holder of its previously issued and outstanding debt in exchange for unpaid principal and interest and accounted for the issuance as a reduction in the unpaid debt. The Company determined shares issued were not delivered to the holder of the debt and accordingly, the debt should not have been reduced.

The Company intends to file amendments to each of its 2012 Form 10-K, Q1 2012 Form 10-Q and Q2 2012 Form 10-Q and Q3 2012 Form 10-Q to correct the errors as soon as reasonably practicable.

The Company has discussed this matter with the Company’s independent registered public accounting firm

Item 8.01    Other Events

The Company through a third-party had entered into an agreement to convert certain debt instruments pursuant to the terms of a convertible bond debenture for the purpose of reducing or eliminating the debt to the bond holder. The Company issued free trading shares of appropriately aged debt to eliminate $200,000 of the debt held by the bond holder.

As a matter of course the Company's independent auditor sought to confirm the debt with the debenture holder. The debenture holder in providing its confirmation did not confirm the above described transaction, and alleges that the debenture has not been reduced or eliminated.

The Company has retained legal counsel to ascertain what action is available to it to recover the shares issued to the third-party engaged to insure the reduction of the bond holder's debt and/or any monies collected.

The Company has amended its financial records to record the effects of the issuance of stock for the stated services as an expense on its Statement of Operations at their fair market value, which is currently under review by its internal auditors. See Item 4.02 above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2013	TRILLIANT EXPLORATION CORPORATION

	By:	/s/ Eric Radtke
	Name:	Eric Radtke
	Its:	Chief Executive Officer and President

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